UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 19, 2026

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 19, 2026, the Company issued a press release announcing that its Board of Directors (the “Board”) has authorized a share repurchase program of up to $100 million of the Company’s common stock. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

A copy of the Press Release is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except to the extent expressly stated in such filing.

Item 8.01 Other Events

On August 19, 2026, the Company announced that its Board of Directors has authorized a share repurchase program of up to $100 million of the Company’s common stock.

Under the program, the Company may repurchase shares from time to time in open-market transactions, in privately negotiated transactions, through block trades, or pursuant to trading plans established in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act, based on market conditions, share price, and other factors. The program does not obligate the Company to purchase any shares, has no fixed expiration date, and may be suspended or discontinued at any time.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the Press Release, contains forward-looking statements, including the Company’s plans for, and potential benefit from, the joint venture. Forward-looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as “will,” “expect,” “intend,” “plan,” “potential,” “possible,” “goals,” “accelerate,” “continue,” and similar expressions identify forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, those described in the Company’s filings on Form 10-K, Form 10-Q, and Form 8-K with the United States Securities and Exchange Commission.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by United States Antimony Corporation dated August 19, 2026
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated:	August 19, 2026	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer